                                                                     Exhibit 4.1

COMMON STOCK                                                        COMMON STOCK

  NUMBER                                                               SHARES

DS                               DRUGSTORE.COM


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN          SEE REVERSE FOR CERTAIN DEFINITIONS
NEW YORK, NY OR RIDGEFIELD PARK, NJ           AND A STATEMENT AS TO THE RIGHTS,
                                                 PREFERENCES, PRIVILEGES AND
                                                    RESTRICTIONS ON SHARES

                                                      CUSIP 262241 10 2

THIS CERTIFIES THAT



is the record holder of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE PER
                                   SHARE, OF

                              drugstore.com, inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Mack Sherman                           /s/ Peter M. Neupert

VICE PRESIDENT, HEALTH SERVICES,                    CHAIRMAN OF THE BOARD,
 GENERAL COUNSEL AND SECRETARY             PRESIDENT AND CHIEF EXECUTIVE OFFICER


                              drugstore.com, inc.
                                   CORPORATE
                                     SEAL
                                     1998
                                 * DELAWARE *


COUNTERSIGNED AND REGISTERED:
   CHASEMELLON SHAREHOLDER SERVICES, LLC.
                 TRANSFER AGENT AND REGISTRAR
BY


                         AUTHORIZED SIGNATURE
                              drugstore.com, inc.

      A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --  as tenants in common
     TEN ENT  --  as tenants by the entireties
     JT TEN   --  as joint tenants with right of
                  survivorship and not as tenants
                  in common
     COM PROP --  as community property

                      UNIF GIFT MIN ACT --               Custodian
                                           -------------           -------------
                                              (Cust)                  (Minor)
                                           under Uniform Gifts to Minors
                                           Act
                                              ----------------------------------
                                                         (State)
                      UNIF TRF MIN ACT --               Custodian (until age   )
                                           ------------                      --
                                              (Cust)
                                                         under Uniform Transfers
                                           -------------
                                              (Minor)
                                           to Minors Act
                                                         -----------------------
                                                                (State)

    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED,                   hereby sell, assign and transfer unto
                         -----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------

                                       X
                                         ---------------------------------------
                                       X
                                         ---------------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
   --------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.